Exhibit 99.1

Press Release
Media contact: Mike Jacobsen, APR +1 330 490-4498 michael.jacobsen@dieboldnixdorf.com	Investor Contact: Chris Sikora +1 330 490-4242 christopher.sikora@dieboldnixdorf.com

FOR IMMEDIATE RELEASE:

Dec. 11, 2024

Diebold Nixdorf Prices Offering of Senior Secured Notes

NORTH CANTON, Ohio — Diebold Nixdorf, Incorporated (NYSE: DBD) (the “Company”) today announced that it priced its previously announced offering (the “Notes Offering”) of $950.0 million aggregate principal amount of 7.750% Senior Secured Notes due 2030 (the “Notes”). The Notes Offering is being conducted in reliance upon one or more exemptions from the registration requirements of the Securities Act of 1933, as amended (the “Securities Act”). The Notes will be issued at a price of 100.000% of their principal amount. The Notes Offering is expected to close on December 18, 2024, subject to market and other conditions, including the consummation of the New Revolving Credit Facility (as defined below).

On or about the closing of the Notes Offering, the Company expects to enter into a new $310.0 million revolving credit facility maturing in December 2029 (the “New Revolving Credit Facility”). The Company intends to use the net proceeds of the Notes Offering, together with borrowings under the New Revolving Credit Facility and cash on hand, to (i) repurchase all of the term loans under the Company’s existing senior secured term loan facility that are validly submitted for repurchase pursuant to the previously announced Dutch auction, (ii) repay all of the borrowings outstanding under its existing super-priority senior secured revolving credit facility, and (iii) pay all related premiums, fees and expenses. The Company intends to use any remaining net proceeds of the Notes Offering for general corporate purposes, which may include the repayment of debt.

The Notes will be the senior secured obligations of the Company and will be guaranteed, on a senior secured basis, jointly and severally, by (i) as of the issue date of the Notes, each of the Company’s subsidiaries that is a borrower under or guarantees the obligations under the New Revolving Credit Facility and (ii) following the issue date, any of the Company’s existing or future wholly owned domestic subsidiaries (other than certain excluded subsidiaries) that is a borrower under or guarantees the obligations under the New Revolving Credit Facility or incurs or guarantees certain capital markets indebtedness (the “Guarantors”).

Additionally, it is expected that the Notes and the related guarantees will be secured by first-priority liens on substantially all of the tangible and intangible assets of the Company and the Guarantors, in each case subject to certain exclusions and permitted liens, which collateral will also secure, on a pari passu basis, the New Revolving Credit Facility.

This press release does not constitute an offer to sell or the solicitation of an offer to buy any securities. The Notes and related guarantees are being offered only to persons reasonably believed to be qualified institutional buyers in reliance on the exemption from registration set forth in Rule 144A under the Securities Act, and outside the United States, to non-U.S. persons in reliance on the exemption from registration set forth in Regulation S under the Securities Act. The Notes and the related guarantees have not been and will not be registered under the Securities Act, or the securities laws of any state or other jurisdiction, and may not be offered or sold in the United States except pursuant to an applicable exemption from the registration requirements of the Securities Act and applicable state securities or blue sky laws and foreign securities laws.

About Diebold Nixdorf

Diebold Nixdorf, Incorporated (NYSE: DBD) automates, digitizes and transforms the way people bank and shop. As a partner to the majority of the world’s top 100 financial institutions and top 25 global retailers, our integrated solutions connect digital and physical channels conveniently, securely and efficiently for millions of consumers each day. The Company has a presence in more than 100 countries with approximately 21,000 employees worldwide.

Forward-Looking Statements

This press release contains statements that are not historical information and are “forward-looking statements” within the meaning of the federal securities laws. Forward-looking statements give current expectations or forecasts of future events and are not guarantees of future performance. These forward-looking statements include, but are not limited to, statements regarding the Refinancing Transactions and the Company’s intended use of proceeds of the Notes Offering.

Statements can generally be identified as forward looking because they include words such as “believes,” “anticipates,” “expects,” “intends,” “plans,” “will,” “estimates,” “potential,” “target,” “predict,” “project,” “seek,” and variations thereof or “could,” “should” or words of similar meaning. Statements that describe the Company’s future plans, objectives or goals are also forward-looking statements, which reflect the current views of the Company with respect to future events and are subject to assumptions, risks and uncertainties that could cause actual results to differ materially. Although the Company believes that these forward-looking statements are based upon reasonable assumptions regarding, among other things, the economy, its knowledge of its business, and key performance indicators that impact the Company, these forward-looking statements involve risks, uncertainties and other factors that may cause actual results to differ materially from those expressed in or implied by the forward-looking statements.

Readers are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date hereof.

Some of the risks, uncertainties and other factors that could cause actual results to differ materially from those expressed or implied by the forward-looking statements include, but are not limited to:

•	the Company’s ability to consummate the Notes Offering and the other Refinancing Transactions;

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the Company’s recent emergence from its and certain of its U.S. and Canadian subsidiaries’ jointly administered cases in the U.S. Bankruptcy Court for the Southern District of Texas (the “U.S. Bankruptcy Court”) and its voluntary proceedings in the District Court of Amsterdam (the “Dutch Court”), which could adversely affect our business and relationships;

•	the significant variance of our actual financial results from the projections that were filed with the U.S. Bankruptcy Court and Dutch Court;

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the overall impact of the global supply chain complexities on the Company and its business, including delays in sourcing key components as well as longer transport times, especially for container ships and U.S. trucking, given the Company’s reliance on suppliers, subcontractors and availability of raw materials and other components;

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the Company’s ability to generate sufficient cash or have sufficient access to capital resources to service its debt, which, if unsuccessful or insufficient, could force the Company to reduce or delay investments and capital expenditures or to dispose of material assets or operations, seek additional debt or equity capital or restructure or refinance its indebtedness;

•	the Company’s ability to comply with the covenants contained in the agreements governing its debt;

•	the Company’s ability to successfully convert its backlog into sales, including our ability to overcome supply chain and liquidity challenges;

•	the ultimate impact of infectious disease outbreaks and other public health emergencies, including further adverse effects to the Company’s supply chain, and maintenance of increased order backlog;

•	the Company’s ability to successfully meet its cost-reduction goals and continue to achieve benefits from its cost-reduction initiatives and other strategic initiatives;

•	the success of the Company’s new products, including its DN Series line and EASY family of retail checkout solutions, and electronic vehicle charging service business;

•	the impact of a cybersecurity incident or operational failure on the Company’s business;

•	the Company’s ability to attract, retain and motivate key employees;

•	the Company’s reliance on suppliers, subcontractors and availability of raw materials and other components;

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changes in the Company’s intention to further repatriate cash and cash equivalents and short-term investments residing in international tax jurisdictions, which could negatively impact foreign and domestic taxes;

•	the Company’s success in divesting, reorganizing or exiting non-core and/or non-accretive businesses and its ability to successfully manage acquisitions, divestitures, and alliances;

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the ultimate outcome of the appeals for the appraisal proceedings initiated in connection with the implementation of the Domination and Profit Loss Transfer Agreement with the former Diebold Nixdorf AG (which was dismissed in the Company’s favor at the lower court level in 2022) and the merger/squeeze-out (which was dismissed in the Company’s favor at the lower court level in 2023);

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the impact of market and economic conditions, including the bankruptcies, restructuring or consolidations of financial institutions, which could reduce the Company’s customer base and/or adversely affect its customers’ ability to make capital expenditures, as well as adversely impact the availability and cost of credit;

•	the impact of competitive pressures, including pricing pressures and technological developments;

•	risks related to our international operations, including geopolitical instability and wars;

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changes in political, economic or other factors such as currency exchange rates, inflation rates (including the impact of possible currency devaluations in countries experiencing high inflation rates), recessionary or expansive trends, disruption in energy supply, taxes and regulations and laws affecting the worldwide business in each of the Company’s operations;

•	the Company’s ability to maintain effective internal controls;

•	unanticipated litigation, claims or assessments, as well as the outcome/impact of any current/pending litigation, claims or assessments;

•	the effect of changes in law and regulations or the manner of enforcement in the United States and internationally and the Company’s ability to comply with applicable laws and regulations; and

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other factors included in the Company’s filings with the Securities and Exchange Commission (the “SEC”), including its Annual Report on Form 10-K for the year ended December 31, 2023 as filed with the SEC on March 8, 2024, and its Quarterly Report on Form 10-Q for the quarterly period ended September 30, 2024.

Except to the extent required by applicable law or regulation, the Company undertakes no obligation to update these forward-looking statements to reflect future events or circumstances or to reflect the occurrence of unanticipated events.

You should consider these factors carefully in evaluating forward-looking statements and are cautioned not to place undue reliance on such statements.

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